                                 Exhibit 99.5

                 Symmetricom, Inc. and Hewlett-Packard Company
                    Communications Synchronization Business
                            Pro Form Financial Data

On September 30, 1999, subsequent to the first fiscal quarter, Symmetricom, Inc. ("Symmetricom" or the "Company") acquired Hewlett-Packard Company's Communications Synchronization Business ("Product Line Business") for $19.4 million in cash. The acquisition has been accounted for under the purchase method of accounting. The estimated net purchase price of $19.8 million, which includes cash paid of $19.0 million, transaction costs of $.4 million, assumed liabilities of $.4 million was allocated to tangible assets acquired of $1.4 million, capitalized developed technology of $8.0 million, other intangible assets of $6.9 million and in-process research and development of $3.5 million. Additionally, an estimated $11.0 million will be paid to Hewlett-Packard Company over the next 12 to 15 months as additional assets, primarily inventory, are transferred to the Company. The purchase price allocation is subject to further adjustment over the next quarter.

The following condensed consolidated pro forma financial data is based upon the historical financial statements of Symmetricom for the three months ended September 30, 1999 (unaudited) and the year ended June 30, 1999 and the historical financial statements of the Product Line Business for the three months ended July 31, 1999 (unaudited) and the year ended July 31, 1999. The unaudited condensed consolidated pro forma financial data has been prepared to present, on a pro forma basis, the combined results of the operations of the Company and the Product Line Business.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1999 combines the historical balance sheet of the Company and the Statement of Tangible Assets Sold and Liabilities Assumed of the Product Line Business as if the acquisition had occurred on September 30, 1999, after giving effect to certain adjustments described in the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended June 30, 1999 and for the three months ended September 30, 1999 present the combined results of operations of the Company and the Statement of Net Sales, Cost of Sales and Direct Operating Expenses of the Product Line Business as if the acquisition had occurred on September 30, 1999, after giving effect to certain adjustments described in the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations. The following Unaudited Pro Forma Condensed Consolidated Financial Information is presented for illustrative purposes only. The Gross Margin of the Product Line Business was significantly impacted by expenses for inventory writeoff, warranty retrofit programs, the redeployment of resources and ramp up costs of offshore manufacturing facilities for the year and quarter ended July 31, 1999. We do not believe that this is indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had the Company and the Product Line Business been a consolidated company during the specified periods.

The Unaudited Pro Forma Condensed Consolidated Financial Information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto, which were previously reported in the Company's Annual Report on Form 10-K for the year ended June 30, 1999 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

This report on Form 8-K contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those Sections. These forward-looking statements include statements concerning additional payments as assets are transferred to

Symmetricom, purchase price allocation, and future operating results. Symmetricom's actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: transfer of the assets by Hewlett-Packard Company; difficulties in integrating the Communications Synchronization business, products and employees with those of Symmetricom; reduced rates of growth of telecommunication services and high-bandwidth applications; timing, cancellation or delay of customer orders; delays in new product development, introduction and production startup; increased competition; customer acceptance of new products, including new and existing Communications Synchronization products; customer delays in qualification of key new products, including new and existing Communications Synchronization products; and the risk factors listed from time to time in Symmetricom's reports filed with the Securities and Exchange Commission.

                             EXHIBIT 00.5 - Part 2

                               SYMMETRICOM, INC.
           Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              September 30, 1999
                                (In thousands)

                                                 Symmetricom,       Hewlett-Packard
                                                     Inc.             Product Line        Adjustments                 Pro Forma
                                                 ------------       ---------------       -----------                ----------
ASSETS
Current assets:
Cash and cash equivalents                        $     50,062          $          -       $   (19,041) (1)           $   31,021
Short-term investments                                 12,256                                                            12,256
Accounts receivable, net                               10,640                     -                 -                    10,640
Inventories                                            11,087                   734               (10) (2)               11,811
Other current assets                                    3,544                     -                 -                     3,544
                                                 ------------         -------------        ----------                ----------
      Total current assets                             87,589                   734           (19,051)                   69,272

Property, plant and equipment, net                     20,307                   205               506 (4)                21,018
Other assets                                            1,236                                  15,804 (3) (5)            17,040
                                                 ------------         -------------       -----------                ----------
      Total assets                               $    109,132         $         939       $    (2,741)               $  107,330
                                                 ============         =============       ===========                ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                                 $      3,431         $           -       $         -                $    3,431
Accrued liabilities                                    14,047                   225             4,171 (6) (7)            18,443
Current maturities of long-term obligations               618                                                               618
                                                 ------------         -------------       -----------                ----------
      Total current liabilities                        18,096                   225             4,171                    22,492

Long-term obligations                                   7,978                     -                                       7,978
Deferred income taxes                                     624                     -                 -                       624
                                                 ------------         -------------       -----------                ----------
      Total liabilities                                26,698                   225             4,171                    31,094
                                                 ------------         -------------       -----------                ----------

Shareholders' equity:
Preferred stock
Common stock                                           20,019                     -                 -                    20,019
Unrealized gain on securities                           2,260                     -                 -                     2,260
Excess of tangible assets sold and
  liabilities assumed                                       -                   714              (714) (9)                    -
Retained earnings                                      60,155                     -            (6,198) (3) (6) (8)       53,957
                                                 ------------         -------------       -----------                ----------
      Total shareholders' equity                       82,434                   714            (6,912)                   76,236
                                                 ------------         -------------       -----------                ----------

                                                 ------------         -------------       -----------                ----------
Total liabilities and shareholders' equity       $    109,132         $         939       $    (2,741)               $  107,330
                                                 ============         =============       ===========                ==========

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(1) Adjustment to reflect the financing of the acquisition. Total cash paid was $19.0 million plus $.4 million of accrued transaction costs.
(2)  Adjustment of inventories to reflect inventories not acquired.
(3) Adjustment to record deferred taxes due to timing differences resulting from the amortization of in-process research and development for book and tax purposes.
(4) Adjustment to record property, plant and equipment at its fair market value.
(5) Adjustment to reflect the purchase price allocation to intangible assets including developed technology of $8.0 million, workforce of $1.4 million, customer list of $1.3 million, trademarks of $.9 million and goodwill of $3.3 million.
(6) Adjustment to record the fair market value of liabilities assumed by the Company, including $3.6 million for employee retention bonuses and an additional $.2 million for warranty claims.
(7)  Adjustment to record transaction costs of $.4 million.
(8) Adjustment to record the effect of the write-off of in-process research and development of $4.3 million, net of income tax benefit of $.9 million.
(9) Adjustment to eliminate the excess of tangible assets sold and liabilities assumed.

                               SYMMETRICOM, INC.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                           Year Ended June 30, 1999
                   (In thousands, except per share amounts)

                                                          Symmetricom,    Hewlett-Packard
                                                              Inc.         Product Line         Adjustments          Pro Forma
                                                          ------------    ---------------       -----------          ---------
Net sales                                                 $     76,915    $        48,888       $         -          $ 125,803
Cost of sales                                                   40,169             46,689                80  (2)        86,938
                                                          ------------    ---------------       -----------          ---------
      Gross profit                                              36,746              2,199               (80)            38,865
Operating expenses:
  Research and development                                      13,671             12,265                62  (2)        25,998
  Selling, general and administrative                           20,753             17,061             1,960  (1)        39,774
                                                          ------------    ---------------       -----------          ---------
      Operating income (loss)                                    2,322            (27,127)           (2,102)           (26,907)
Interest income                                                  1,917                  -            (1,000)  (5)          917
Interest expense                                                  (715)                 -                 -               (715)
                                                          ------------    ---------------       -----------          ---------
      Earnings (loss) before income taxes                        3,524            (27,127)           (3,102)           (26,705)
Income tax provision (benefit)                                     740                  -            (6,348) (4)        (5,608)
                                                          ------------    ---------------       -----------          ---------
      Earnings (loss) from continuing operations                 2,784            (27,127)            3,246            (21,097)
Discontinued operations, net of tax:
  Earnings (loss) from operations                                  (73)                 -                 -                (73)
  Estimated loss on sale                                        (3,906)                 -                 -             (3,906)
                                                          ------------    ---------------       -----------          ---------
      Earnings (loss) from discontinued operations              (3,979)                 -                 -             (3,979)
                                                          ------------    ---------------       -----------          ---------
Net earnings (loss)                                       $     (1,195)   $       (27,127)      $     3,246          $ (25,076)
                                                          ------------    ---------------       -----------          ---------

Earnings (loss) per share---basic:
  Earnings from continuing operations                     $       0.18    $         (1.77)      $      0.21          $   (1.38)
  Earnings (loss) from discontinued operations                   (0.26)                                                  (0.26)
                                                          ------------    ---------------       -----------          ---------
Net earnings (loss)                                       $      (0.08)   $         (1.77)      $      0.21          $   (1.64)
                                                          ============    ===============       ===========          =========
Weighted average shares outstanding---basic                     15,301             15,301            15,301             15,301
                                                          ============    ===============       ===========          =========

Earnings (loss) per share---diluted:
  Earnings from continuing operations                     $       0.18    $         (1.77)      $      0.21          $   (1.38)
  Earnings (loss) from discontinued operations                   (0.26)                                                  (0.26)
                                                          ------------    ---------------       -----------          ---------
Net earnings (loss)                                       $      (0.08)   $         (1.77)      $      0.21          $   (1.64)
                                                          ============    ===============       ===========          =========
Weighted average shares outstanding-diluted                     15,395             15,301            15,301             15,301
                                                          ============    ===============       ===========          =========

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
(1) Adjustment to reflect $2.0 million of amortization of goodwill and other intangibles on a straight line basis over five to ten years.
(2) Adjustment to reflect $.1 million increase in depreciation on property, plant and equipment at fair market value.
(3) Nonrecurring costs include $3.6 million of employee retention bonuses and $3.5 million, net, of in-process research and development. These costs will be charged to operations in the second fiscal quarter of 2000, the quarter in which the deal was consummated. The effects of these costs have not been reflected in the unaudited pro forma condensed consolidated statements of operations as they are nonrecurring in nature.
(4) No tax benefit has been recorded by Hewlett-Packard Company for the Communications Synchronization business. Adjustment to record a tax benefit at the estimated Symmetricom rate of 21%.
(5) Adjustment to reflect a $1.0 million decrease in interest income related to the decrease in cash due to the acquisition.

                               SYMMETRICOM, INC.
      Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       Quarter Ended September 30, 1999
                   (In thousands, except per share amounts)

                                                Symmetricom,     Hewlett-Packard
                                                    Inc.          Product Line        Adjustments          Pro Forma
                                                ------------     ---------------      -----------          ---------
Net sales                                       $     19,617        $      6,399      $         -          $  26,016
Cost of of sales                                      10,578               8,689               20  (2)        19,287
                                                ------------     ---------------      -----------          ---------
      Gross profit                                     9,039              (2,290)             (20)             6,729
Operating expenses:
  Research and development                             3,303               2,571               16  (2)         5,890
  Selling, general and administrative                  5,057               2,498              490  (1)         8,045
                                                ------------     ---------------      -----------          ---------
      Operating income (loss)                            679              (7,359)            (526)            (7,206)
Interest income                                          677                   -             (250) (5)           427
Interest expense                                        (176)                  -                -               (176)
                                                ------------     ---------------      -----------          ---------
      Earnings (loss) before income taxes              1,180              (7,359)            (776)            (6,955)
Income tax provision (benefit)                           295                   -           (2,034) (4)        (1,739)
                                                ============     ===============      ===========          =========
      Net earnings (loss)                       $        885        $     (7,359)     $     1,258          $  (5,216)
                                                ============     ===============      ===========          =========

Earnings (loss) per share---basic:              $       0.06        $      (0.49)     $      0.08          $   (0.35)
                                                ============     ===============      ===========          =========
Weighted average shares outstanding---basic           15,005              15,005           15,005             15,005
                                                ============     ===============      ===========          =========

Earnings (loss) per share---diluted:            $       0.06        $      (0.49)     $      0.08          $   (0.35)
                                                ============     ===============      ===========          =========
Weighted average shares outstanding---diluted         15,412              15,005           15,005             15,005
                                                ============     ===============      ===========          =========

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
(1) Adjustment to reflect $0.5 million of amortization of goodwill and other intangibles on a straight line basis over five to ten years.
(2) Adjustment to reflect $36 thousand increase in depreciation on property, plant and equipment at fair market value.
(3) Nonrecurring costs include $3.6 million of employee retention bonuses and $3.5 million, net, of in-process research and development. These costs will be charged to operations in the second fiscal quarter of 2000, the quarter in which the deal was consummated. The effects of these costs have not been reflected in the unaudited pro forma condensed consolidated statements of operations as they are nonrecurring in nature.
(4) No tax benefit has been recorded by Hewlett-Packard Company for the Communications Synchronization business. Adjustment to record a tax benefit at the estimated Symmetricom rate of 25%.
(5) Adjustment to reflect a $250 thousand decrease in interest income related to the decrease in cash due to the acquisition.